                                                                    Exhibit 99.1

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4



                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                          $[425,000,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-BC4

                                  [SURF LOGO]

                          LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                               NOVEMBER 24, 2003


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraphs, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

TO CALL
PREPAYMENT SPEED             0%                80%                100%               150%               200%
----------------             --                ---                ----               ----               ----
A-2                          DM                 DM                 DM                 DM                 DM
 100                         33                 33                 33                 33                 33

 WAL(YEARS)                18.22               2.8                2.16               1.13               0.77
 MOD DURN(YEARS)           15.74               2.72               2.12               1.13               0.77
 PRINCIPAL WINDOW      Jan04 - Jun32      Jan04 - Sep13      Jan04 - Sep11      Jan04 - Nov08      Jan04 - Jan06
 ----------------      -------------      -------------      -------------      -------------      -------------
A-3-A                        DM                 DM                 DM                 DM                 DM
  100                         20                 20                 20                 20                 20

  WAL(YEARS)                8.22               1.08               0.9                0.65               0.53
  MOD DURN(YEARS)           7.74               1.08               0.9                0.66               0.53
  PRINCIPAL WINDOW     Jan04 - Jul18      Jan04 - Jan06      Jan04 - Sep05      Jan04 - Feb05      Jan04 - Nov04
 ----------------      -------------      -------------      -------------      -------------      -------------
A-3-B                      YIELD              YIELD              YIELD              YIELD              YIELD
  99.99917                  4.81               4.77               4.76               4.72               4.64

  WAL(YEARS)              20.97               6.11               4.9                2.95               1.77
  MOD DURN(YEARS)         12.79               5.04               4.18               2.65               1.65
  PRINCIPAL WINDOW     Jul18 - Jun32      Jan06 - Sep13      Sep05 - Sep11      Feb05 - Nov08      Nov04 - Jun06
 ----------------      -------------      -------------      -------------      -------------      -------------
M1                           DM                 DM                 DM                 DM                 DM
  100                        60                 60                 60                 60                 60

  WAL(YEARS)               25.96               6.35               5.18               4.58               2.78
  MOD DURN(YEARS)          20.99               6.01               4.96               4.43               2.74
  PRINCIPAL WINDOW     Jul25 - Jun32      Jan07 - Sep13      Apr07 - Sep11      Dec07 - Nov08      Jun06 - May07
 ----------------      -------------      -------------      -------------      -------------      -------------
M2                          DM                 DM                 DM                 DM                 DM
 100                        147                147                147                147                147

  WAL(YEARS)               25.96               6.35               5.13               4.01               3.41
  MOD DURN(YEARS)          18.84               5.81               4.78               3.81               3.26
  PRINCIPAL WINDOW     Jul25 - Jun32      Jan07 - Sep13      Feb07 - Sep11      May07 - Nov08      May07 - May07
 ----------------      -------------      -------------      -------------      -------------      -------------
M3                          DM                 DM                 DM                 DM                 DM
  100                       165                165                165                165                165

  WAL(YEARS)               25.96               6.35               5.12               3.82               3.41
  MOD DURN(YEARS)          18.44               5.76               4.74               3.63               3.25
  PRINCIPAL WINDOW     Jul25 - Jun32      Jan07 - Sep13      Feb07 - Sep11      Apr07 - Nov08      May07 - May07
 ----------------      -------------      -------------      -------------      -------------      -------------
B1                          DM                 DM                 DM                 DM                 DM
  100                       190                190                190                190                190

  WAL(YEARS)               25.96               6.35               5.11               3.77               3.41
  MOD DURN(YEARS)          17.89               5.71               4.69               3.55               3.23
  PRINCIPAL WINDOW     Jul25 - Jun32      Jan07 - Sep13      Jan07 - Sep11      Mar07 - Nov08      May07 - May07
 ----------------      -------------      -------------      -------------      -------------      -------------
B2                          DM                 DM                 DM                 DM                 DM
  100                       250                250                250                250                250

  WAL(YEARS)               25.96               6.35               5.1                3.72               3.38
  MOD DURN(YEARS)          16.68               5.58               4.6                3.46               3.17
  PRINCIPAL WINDOW     Jul25 - Jun32      Jan07 - Sep13      Jan07 - Sep11      Feb07 - Nov08      Apr07 - May07
 ----------------      -------------      -------------      -------------      -------------      -------------
B3                          DM                 DM                 DM                 DM                 DM
  87.77321                  384                548                600                698                731

  WAL(YEARS)               25.82               6.02               4.84               3.51               3.21
  MOD DURN(YEARS)          14.91               5.05               4.17               3.15               2.91
  PRINCIPAL WINDOW     Jul25 - Jun32      Jan07 - Sep13      Jan07 - Sep11      Jan07 - Nov08      Feb07 - May07

TO MAT
PREPAYMENT SPEED            0%                 80%                100%               150%               200%
----------------            --                 ---                ----               ----               ----
A-2                         DM                 DM                  DM                 DM                 DM
  100                       33                 34                  33                 33                 33

  WAL(YEARS)               18.28              2.85                2.2                1.13               0.77
  MOD DURN(YEARS)          15.78              2.77                2.15               1.13               0.77
  PRINCIPAL WINDOW     Jan04 - Sep33      Jan04 - Apr17      Jan04 - Mar14      Jan04 - Apr09      Jan04 - Jan06
 ----------------      -------------      -------------      -------------      -------------      -------------
A-3-A                       DM                 DM                  DM                 DM                 DM
  100                       20                 20                  20                 20                 20

  WAL(YEARS)               8.22               1.08                0.9                0.65               0.53
  MOD DURN(YEARS)          7.74               1.08                0.9                0.66               0.53
  PRINCIPAL WINDOW     Jan04 - Jul18      Jan04 - Jan06      Jan04 - Sep05      Jan04 - Feb05      Jan04 - Nov04
 ----------------      -------------      -------------      -------------      -------------      -------------
A-3-B                      YIELD              YIELD              YIELD              YIELD               YIELD
  99.99917                 4.81               4.78                4.77               4.74               4.64

  WAL(YEARS)               20.97              7.56                6.21               4.04               1.77
  MOD DURN(YEARS)          12.79              5.79                4.95               3.42               1.65
  PRINCIPAL WINDOW     Jul18 - Nov32      Jan06 - May25      Sep05 - Aug21      Feb05 - Sep15      Nov04 - Jun06
 ----------------      -------------      -------------      -------------      -------------      -------------
M1                          DM                 DM                  DM                 DM                 DM
  100                       60                 63                  63                 62                 63

  WAL(YEARS)               26.09              7.04                5.75               4.98               3.15
  MOD DURN(YEARS)          21.07              6.57                5.44               4.79               3.07
  PRINCIPAL WINDOW     Jul25 - Aug33      Jan07 - Oct21      Apr07 - Jul18      Dec07 - May13      Jun06 - Apr12
 ----------------      -------------      -------------      -------------      -------------      -------------
M2                          DM                 DM                  DM                 DM                 DM
  100                       147                152                153                152                 170

  WAL(YEARS)               26.09              6.96                5.63               4.33                5.1
  MOD DURN(YEARS)          18.9               6.26                5.17               4.09               4.77
  PRINCIPAL WINDOW     Jul25 - Jun33      Jan07 - Feb20      Feb07 - Feb17      May07 - May12      Dec07 - Dec10
 ----------------      -------------      -------------      -------------      -------------      -------------
M3                          DM                 DM                  DM                 DM                 DM
  100                       165                170                170                170                 176

  WAL(YEARS)               26.08              6.85                5.52               4.09               3.96
  MOD DURN(YEARS)          18.49              6.14                5.06               3.85               3.75
  PRINCIPAL WINDOW     Jul25 - Apr33      Jan07 - Dec17      Feb07 - Mar15      Apr07 - Feb11      Sep07 - Dec08
 ----------------      -------------      -------------      -------------      -------------      -------------
B1                          DM                 DM                  DM                 DM                 DM
  100                       190                194                195                194                 197

  WAL(YEARS)               26.06              6.74                5.42               3.97               3.69
  MOD DURN(YEARS)          17.94                6                 4.94               3.73               3.49
  PRINCIPAL WINDOW     Jul25 - Mar33      Jan07 - Dec16      Jan07 - May14      Mar07 - Aug10      Jun07 - Aug08
 ----------------      -------------      -------------      -------------      -------------      -------------
B2                          DM                 DM                  DM                 DM                 DM
  100                       250                253                253                253                 252

  WAL(YEARS)               26.02              6.54                5.25               3.81               3.45
  MOD DURN(YEARS)          16.7               5.71                4.71               3.54               3.23
  PRINCIPAL WINDOW     Jul25 - Dec32      Jan07 - Aug15      Jan07 - Apr13      Feb07 - Nov09      Apr07 - Jan08
 ----------------      -------------      -------------      -------------      -------------      -------------
B3                          DM                 DM                  DM                 DM                 DM
  87.77321                  384                548                600                698                 731

  WAL(YEARS)               25.82              6.03                4.84               3.51               3.21
  MOD DURN(YEARS)          14.91              5.05                4.17               3.15               2.91
  PRINCIPAL WINDOW     Jul25 - Jun32      Jan07 - Oct13      Jan07 - Oct11      Jan07 - Nov08      Feb07 - May07
 ----------------      -------------      -------------      -------------      -------------      -------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                              3